[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]  STATE OF MISSOURI
                                                 JAMES C. KIRKPATRICK,
                                                 Secretary  of  State
                                                 Corporation  Division

                   Certificate of Amendment and Restatement

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that ASSURANCE LIFE COMPANY a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                       IN WITNESS WHEREOF, I hereunto set my hand and affixed the Great Seal of the State of Missouri, at the City of Jefferson, this 27th day of April, A.D. 1983.

                                /s/  JAMES  C.  KIRKPATRICK
                                ---------------------------------
                                   Secretary  of  State

                                ---------------------------------
                                   Deputy  Secretary  of  State








                   STATE OF MISSOURI DIVISION OF INSURANCE
           Department of Consumer Affairs, Regulation and Licensing
                    P.O. Box 690, Jefferson City, MO 65102

                CERTIFICATE OF AMENDMENT AND RESTATEMENT OF
                          ARTICLES OF INCORPORATION

     I, Mary C. Hall, Deputy Director, Division of Insurance, Department of Consumer Affairs, Regulation and Licensing, State of Missouri, do hereby certify that ASSURANCE LIFE COMPANY, a corporation organized and existing under the insurance laws of the State of Missouri, has delivered to me and I have filed its Certificate of Amendment and Restatement of Articles of Incorporation amending Article V of their Articles of Incorporation granting authority to Assurance Life Company to increase the number of shares of capital stock from 500,000 to 1,000,000 with a par value of $2.00 per share as more fully set forth in the Certificate of Amendment and Restatement of the Articles of Incorporation attached hereto.

     I further certify that I have examined the Certificate of Amendment and Restatement of the Articles of Incorporation and find that they conform to law; that the proceedings were regular; that the condition and the assets of the company justify the amendment and that the same will not be prejudicial to the interests of the policyholders, all as provided by law.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office in Jefferson City, Missouri, this 27th day of April, 1983.

                                              /S/  MARY  C.  HALL
                                              --------------------------
                                               MARY  C.  HALL, Deputy Director
                                               Division  of  Insurance
                                               Department of Consumer Affairs,
                                               Regulation  and  Licensing
                                               State  of  Missouri
[DIVISION  OF  INSURANCE]





                   CERTIFICATE OF AMENDMENT AND RESTATEMENT
                       OF THE ARTICLES OF INCORPORATION
                          OF ASSURANCE LIFE COMPANY

     The undersigned, Assurance Life Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending and restating its Articles of Incorporation, does hereby make and execute this Certificate of Amendment and Restatement of the Articles of Incorporation.

     (1)  The  name  of  the  Corporation  is  Assurance  Life  Company.

     (2) The shareholders of the Corporation, at a Special Meeting held April 25, 1983, upon notice made as required by law, did, by unanimous vote of the outstanding shares entitled to vote, adopt a resolution amending and restating the Articles of Incorporation, as hereinafter set forth.

     (3) The amended and restated Articles of Incorporation of said corporation thus adopted are as follows:


                          ARTICLES OF INCORPORATION
                                      OF
                            ASSURANCE LIFE COMPANY


                                  ARTICLE I

     The  name  of  this  corporation  is  ASSURANCE  LIFE  COMPANY.

                                  ARTICLE II

     The principal office of the corporation shall be located in Kansas City, Missouri.

                                 ARTICLE III

     The  duration  of  the  corporation  perpetual.

                                  ARTICLE IV

     The corporation is formed for the purpose of making insurance upon the lives of individuals, and every assurance pertaining thereto or connected therewith, and to grant, purchase and dispose of annuities and endowments of every kind and description whatsoever, and to provide an indemnity against death, and for weekly or other periodic indemnity for disability occasioned by accident or sickness to the person of the insured, and generally to do all such other things as shall be permitted a corporation of this kind by law and not expressly prohibited by applicable provisions of Missouri law. The accident and health insurance and life insurance shall be made separate departments of the corporation.
     In order to carry out the purposes for which it is organized, the corporation shall have the following rights and powers to the extent not inconsistent with or expressly prohibited by applicable provisions of Missouri law:

     A. To enter into any lawful contract or contracts with persons, firms, corporations, other entities, governments or any agencies or subdivisions thereof, including guaranteeing the performance of any contract or any obligation of any person, firm, corporation or other entity.

     B. To purchase and acquire, as a going concern or otherwise, and to carry on, maintain and operate all or any part of the property or business of any corporation, firm, association, entity, syndicate or person whatsoever, deemed to be of benefit to the corporation, or of use in any manner in connection with any of its purposes; and to dispose thereof upon such terms as may seem advisable to the corporation.

     C. To purchase or otherwise acquire, hold, sell, pledge, re-issue, transfer or otherwise deal in, shares of the corporation's own stock, provided that it shall not use its funds or property for the purchase of its own shares of stock when such use would be prohibited by law, by the articles of incorporation or by the bylaws of the corporation; and, provided further, that shares of its own stock belonging to it shall not be voted upon directly or indirectly.

     D. To invest, lend and deal with moneys of the corporation in any lawful manner, and to acquire by purchase, by the exchange of stock or other securities of the corporation, by subscription or otherwise, and to invest in, to hold for investment or for any other purpose, and to use, sell, pledge or otherwise dispose of, and in general to deal in any interest concerning or enter into any bonds, notes, debentures, certificates, receipts and other securities and obligations of any government, state, municipality, corporation, association or other entity, including individuals and partnerships and, while owner thereof, to exercise all of the rights, powers and privileges of ownership, including among other things, the right to vote thereon for any and all purposes and to give consents with respect thereto.

     E. To borrow or raise money for any purpose of the corporation and to secure any loan, indebtedness or obligation of the corporation and the interest accruing thereon, and for that or any other purpose to mortgage, pledge, hypothecate or charge all or any part of the present or hereafter acquired property, rights and franchises of the corporation, real, personal, mixed or of any character whatever, subject only to limitations specifically imposed by law.

    F. To advise and counsel others and to act for and on behalf of others concerning the acquisition, organization, promotion, development, financing, operation, management, disposition and termination of corporations, associations, partnerships, firms and investments of all kinds and to perform any and all services relating to the foregoing and otherwise and to enter into and perform contracts, agreements and undertakings in connection therewith.

     G. To buy, lease, rent or otherwise acquire, own, hold, use, divide, partition, develop, improve, operate and sell, lease, mortgage or otherwise dispose of, deal in and turn to account real estate, leaseholds, and any and all interests or estates therein or appertaining thereto; and to construct, acquire, manage, operate, improve, maintain, own, sell, lease or otherwise dispose of or deal in buildings, structures and improvements situated or to be situate on any real estate or leasehold.

     H. To do any or all of the things hereinabove enumerated along for its own account, or for the account of others, or as the agent for others, or in association with others or by or through others, and to enter into all lawful contracts and undertakings in respect thereof.

     I. In general, to carry on any other business in connection with each and all of the foregoing or incidental thereto, and to carry on, transact and engage in any and every lawful business or other lawful things calculated to be of gain, profit or benefit to the corporation as fully and freely as a natural person might do, to the extent and in the manner, and anywhere within and without the State of Missouri, as it may from time to time determine; and to have and exercise each and all of the powers and privileges, either direct or incidental, which are given and provided by or are available under the laws of the State of Missouri applicable to life insurance companies or applicable to all insurance companies.

     None of the purposes and powers specified in any of the paragraphs of this Article IV shall be in any way limited or restricted by reference to or inference from the terms of any other paragraph, and the purposes and powers specified in each of the paragraphs of this Article IV shall be regarded as independent purposes and powers. The enumeration of specific purposes and powers in this Article IV shall not be construed to restrict in any manner the general purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes or powers herein shall not be deemed to exclude or in any way limit by inference any purposes or powers which this corporation has power to exercise, whether expressly by the laws of the State of Missouri, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

                                  ARTICLE V

     The aggregate number of shares of capital stock which the corporation shall have authority to issue is 1,000,000 shares each of a par value of Two Dollars ($2.00) per share, amounting in the aggregate to Two Million Dollars ($2,000,000.00). Each share of stock shall be entitled to one vote except that in the annual election of directors each shareholder shall have the right of cumulative voting.

                                  ARTICLE VI

     The number of directors to constitute the present board of directors of the corporation is nine. Hereafter, the number of directors of the corporation shall be fixed by, or in the manner provided in, and elected in the manner provided in, the bylaws of the corporation, the applicable provisions of which shall be consistent with those provisions of the General and Business Corporation Law of Missouri relating to election of directors and not prohibited by applicable insurance law. Vacancies in the board of directors shall be filled in the manner provided in the bylaws.
Directors need not be shareholders unless bylaws of the corporation require them to be shareholders.

                                 ARTICLE VII

     Except as may be otherwise specifically provided by statute, or the articles of incorporation or the bylaws of the corporation, as from time to time amended, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors, and shall be exercised by them and by such officers and agents as they may from time to time appoint and empower. The board shall have the power to make such bylaws, rules and regulations for the transaction of the business of the corporation as are not inconsistent with these Articles or the laws of the State of Missouri.

     The bylaws of the corporation may from time to time be altered, amended, suspended or repealed, or new bylaws may be adopted, by either of the following ways: (i) by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote, or (ii) by resolution adopted by a majority of the full board of directors; provided, however, that the power of the directors to alter, amend, suspend or repeal the bylaws or any portion thereof enacted by the shareholders may be denied as to any bylaws or portion thereof enacted by the shareholders if at the time of such enactment the shareholders shall so expressly provide.

                                 ARTICLE VIII

     The corporation reserves the right at any annual or special meeting of shareholders to alter, amend or repeal any provision contained in its articles of incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reservation.

     (4) The number of shares outstanding and entitled to vote at the Special Meeting of Shareholders on April 25, 1983, was 500,000 shares, of which 500,000 shares voted for the resolution amending and restating the Articles of Incorporation and 0 shares voted against said resolution.

     (5) The amended and restated Articles of Incorporation provide that the corporation shall have authority to issue 1,000,000 shares of capital stock each of the par value of $2 per share. The Articles of Incorporation previously authorized 500,000 shares of capital stock, each of the par value of $2 per share.

     IN WITNESS WHEREOF, this Certificate of Amendment and Restatement is executed in triplicate by the Corporation by its Vice President and Actuary and Secretary this 25th day of April, 1983.


                                                  ASSURANCE  LIFE  COMPANY

                                                  By:  /S/  R.C.  JOHNSON
                                                  __________________________
                                                  Vice  President  and Actuary

                                                  Attest:  /S/  J.K.  BALES
                                                  __________________________
                                                  Secretary

STATE  OF  MISSOURI  )
                     )  ss.
COUNTY  OF  JACKSON  )

     Now on this 25th day of April, 1983, before me personally appeared R.C. Johnson and J.K. Bales, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, Vice President and Actuary and Secretary of Assurance Life Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true, and that they executed the same as their free act and deed and as the free act and deed of said corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said corporation, and that said instrument was signed and sealed by authority of the shareholders and Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  TANYA  JO  THIERRY
                               _____________________________
                                 Notary  Public

My  Commission  Expires:
Tanya  Jo  Thierry
Notary  Public

                                FILED  AND  CERTIFICATE  ISSUED
                                APR  27,  1983

                                Corporation  Dept.,  SECRETARY  OF STATE





                              STATE OF MISSOURI

                   James C. Kirkpatrick, Secretary of State

                              Corporation Division

            Statement of Change of Registered Agent or Registered
                  Office by Foreign or Domestic Corporations

                                 INSTRUCTIONS
     There is a $3.00 fee for filing this statement. It must be filed in TRIPLICATE (all copies signed and notarized).
     The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.
     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.
     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To  SECRETARY OF STATE,                                   Charter No. I-233744
P.O.  Box  778
Jefferson  City,  Missouri  65102

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.    The  name  of  the  corporation  is  Assurance  Life  Company.

2. The name of its PRESENT registered agent (before change) is James P. Dalton, Esq.

3. The name of the new registered agent is Harold E. Henson, Vice President and Secretary.

4. The address, including street number, if any, of its PRESENT registered office (before change) is 314 East High Street, Jefferson City, Missouri 65101.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO BMA Tower - 700 Karnes Boulevard, Kansas City, Missouri 64108.

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT, attested by its SECRETARY OR ASSISTANT SECRETARY this 10th day of July, 1984.

                                            Assurance  Life  Company
                                           ________________________________
                                              NAME  OF  CORPORATION

(Corporate  Seal)                            By /s/ HAROLD E. HENSON
                                           ________________________________
                                              VICE  PRESIDENT  &  SECRETARY
If  no  seal,  state  "none"

Attest:  /s/  DAVID  H.  REID
       ______________________
        ASSISTANT  SECRETARY

STATE  OF  MISSOURI  )
COUNTY  OF  JACKSON  )  ss.

     I, Lorna G. Brammell, a Notary Public, do hereby certify that on the 10th day of July, 1984, personally appeared before me Harold E. Henson who declares he is Vice President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial  Seal)                                /S/ LORNA G. BRAMMELL
                                                __________________________
                                                       NOTARY  PUBLIC

                                       My  term  expires  January  25, 1985

LORNA  G.  BRAMMELL
NOTARY  PUBLIC  STATE  OF  MISSOURI
JACKSON  CO.
MY  COMMISSION  EXPIRES  JAN.  25,  1985

FILED  JUL  13,  1984
ROY D. BLUNT
SECRETARY  OF  STATE





                              STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                              CORPORATION DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

CORRECTED               Certificate  of  Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY (FORMERLY:
ASSURANCE LIFE COMPANY), a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                  of  Missouri.    Done  at  the  City  of
                                  Jefferson, this  8th day of July, 1985.
                                  EFFECTIVE DATE OF  September  1,  1985.

                                      /s/  ROY  D.  BLUNT
[SEAL]                               ________________________
                                        Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
FIFTEEN  DOLLARS-------------Dollars  $15.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744







                   STATE OF MISSOURI DIVISION OF INSURANCE
                      Department of Economic Development
                 P.O. Box 690, Jefferson City, MO 65102-0690

                     DIRECTOR'S CERTIFICATE OF AMENDMENT

     I, C. Donald Ainsworth, Director of the Division of Insurance, Department of Economic Development, State of Missouri, do hereby certify that Assurance Life Company, a corporation organized and existing under the insurance laws of the State of Missouri, has delivered to me and I have filed its Certificate of Amendment to its Articles of Incorporation as fully set forth and attached hereto.

     I further certify that I have examined the Certificate of Amendment to the Articles of Incorporation and find that it conforms to law.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office in Jefferson City, Missouri, this 5th day of July, 1985.

                                            /S/  C.  DONALD  AINSWORTH
                                            --------------------------
                                            Division  of  Insurance
                                            Department  of  Economic
                                            Development
                                            State  of  Missouri
[DIVISION  OF  INSURANCE]







                   CERTIFICATE OF AMENDMENT AND RESTATEMENT
                       OF THE ARTICLES OF INCORPORATION
                          OF ASSURANCE LIFE COMPANY

     The undersigned, Assurance Life Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending its Articles of Incorporation, does hereby make and execute this Certificate of Amendment of the Articles of Incorporation.

     (1)  The  name  of  the  Corporation  is  Assurance  Life  Company.

     (2) The shareholders of the Corporation, by written consent in lieu of a meeting dated as of July 1, 1985, did unanimously adopt a resolution amending the Articles of Incorporation, as hereinafter set forth.

     (3) The Amendments to the Articles of Incorporation of said Corporation thus adopted are as follows:

     A. Article One is hereby amended to be effective on September 1, 1985, to read as follows:

               "The name of this Corporation is Xerox Financial Services Life Insurance Company."

     B.    Article  Two  is  hereby  amended  to  read  as  follows:

                "The principal office of the Corporation shall be located in St. Louis, Missouri, and the Administrative Office of the
                Corporation  shall  be  located  in  Morristown,  New Jersey."

     (4) The number of shares outstanding and entitled to vote on July 1, 1985 was 550,000 shares, of which 550,000 shares voted for the resolution amending the Articles of Incorporation and 0 shares voted against said resolution.

     IN WITNESS WHEREOF, this Certificate of Amendment is executed in triplicate by the Corporation by its Vice President and Treasurer and Secretary this 2nd day of July, 1985.


                                             ASSURANCE  LIFE  COMPANY

                                     By:  /S/  JOHN  P.  SKAHILL
                                     --------------------------------------
                                        Vice  President  and  Actuary

                                     Attest:  /S/  ANTOINETTE  C. BENTLEY
                                     --------------------------------------
                                                    Secretary







STATE  OF  NEW  JERSEY  )
                        )  ss.
COUNTY  OF  MORRIS      )

     Now on this 2nd day of July, 1985, before me personally appeared John P. Skahill and Antoinette C. Bentley, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, the Vice President and Treasurer and Secretary of Assurance Life Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true, and that they executed the same as their free act and deed and as the free act and deed of said Corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said Corporation, and that said instrument was signed and sealed by authority of the shareholders and Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  LOUISE  STECKI
                               _____________________________
                                 Notary  Public

My  Commission  Expires:
LOUISE  STECKI
NOTARY  PUBLIC  OF  NEW  JERSEY
My  Commission  Expires  July  6,  1988

FILED  AND  ISSUED  JULY  8,  1985
ROY  D.  BLUNT
Corporation  Dept.  SECRETARY  OF  STATE





                              STATE OF MISSOURI
                       Roy D. Blunt, Secretary of State
                              Corporation Division

            Statement of Change of Registered Agent or Registered
                  Office by Foreign or Domestic Corporations

                                 INSTRUCTIONS

     There is a $3.00 fee for filing this statement. It must be filed in DUPLICATE.

     The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To  SECRETARY OF STATE,                                   Charter No. I-233744
P.O.  Box  778
Jefferson  City,  Missouri  65102

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.    The  name  of the corporation is Xerox Financial Services Life Insurance
Company.

2.    The  name  of  its PRESENT registered agent (before change) is Harold E.
Henson.

3.    The  name  of  the  new  registered  agent  is  Verne  Purvines.

4. The address, including street number, if any, of its PRESENT registered office (before change) is 700 Karnes Boulevard - BMA Tower , Kansas City, Missouri 64108.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 10534 Natural Bridge Road, St. Louis, Missouri 631

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to executed in its name by its VICE-PRESIDENT & TREASURER, attested by its ASSISTANT SECRETARY this 31st day of July, 1984.

                         Xerox  Financial  Services  Life  Insurance Company
                         ___________________________________________________
                                       NAME  OF  CORPORATION

(Corporate  Seal)                         By  /s/     JOHN H. SKAHILL
                                       ________________________________
                                         VICE  PRESIDENT  & TREASURER
If  no  seal,  state  "none"

Attest:  /s/  RICHARD  G.  MCCARTHY
         ---------------------------
        ASSISTANT  SECRETARY



STATE  OF  NEW  JERSEY  )
COUNTY OF MORRIS        )  ss.

     I, Cynthia M. Davatelis, a Notary Public, do hereby certify that on the 31st day of July, 1986, personally appeared before me John P. Skahill who declares he is Vice President & Treasurer of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial  Seal)                                /S/  CYNTHIA M. DAVATELIS
                                                __________________________
                                                       NOTARY  PUBLIC


CYNTHIA  M.  DAVATELIS
NOTARY  PUBLIC  STATE  OF  NEW  JERSEY
MY  COMMISSION  EXPIRES  DEC.  19,  1988

FILED AUG 6,  1986
ROY D. BLUNT
SECRETARY  OF  STATE



STATE  OF  MISSOURI
ROY  D.  BLUNT,  Secretary  of  State
CORPORATION  DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

                         Certificate  of  Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY, a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment, as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                  of  Missouri.    Done  at  the  City  of
                                  Jefferson, this 12th day  of  August,  1987.

                                                        /s/  ROY  D.  BLUNT
[SEAL]                                                ________________________
                                                       Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
TWENTY  DOLLARS-------------Dollars  $20.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744





                   STATE OF MISSOURI DIVISION OF INSURANCE
                      Department of Economic Development
                 P.O. Box 690, Jefferson City, MO 65102-0690

                     DIRECTOR'S CERTIFICATE OF AMENDMENT

     I, Lewis R. Crist, Director, Division of Insurance, Department of Economic Development, State of Missouri, do hereby certify that Xerox Financial Services Life Insurance Company, a corporation organized and operating under the insurance laws of the state of Missouri, has delivered to me and I have filed its Certificate of Amendment of its Articles of Incorporation as fully set forth and attached hereto.

     I further certify that I have examined the Certificate of Amendment of Articles of Incorporation and find that it conforms to law, that proceedings were regular, that the condition and the assets of the company justify the amendment and that same will not be prejudicial to the interests of the policyholders, all as provided by law.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office in Jefferson City, Missouri, this 13th day of July, 1987.

                                            /S/  LEWIS  R.  CRIST
                                            --------------------------
                                            LEWIS  R.  CRIST,  Director
                                            Division  of  Insurance
                                            Department  of  Economic
                                            Development
                                            State  of  Missouri
[DIVISION  OF  INSURANCE]










                           CERTIFICATE OF AMENDMENT
                     OF THE ARTICLES OF INCORPORATION OF
               XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY

     The undersigned, Xerox Financial Services Life Insurance Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending its Articles of Incorporation, does hereby make and execute this Certificate of Amendment of the Articles of Incorporation.

     (1) The name of the Corporation is Xerox Financial Services Life Insurance Company.

     (2) The shareholders of the Corporation, by written consent in lieu of a meeting dated as of June 18, 1987, did unanimously adopt a resolution amending the Articles of Incorporation, as hereinafter set forth.

     (3) The Amendment to the Articles of Incorporation of said Corporation thus adopted are as follows:

     A.    Article  II  is  hereby  amended  to  read  as  follows:

        "The  principal  office  of  the Corporation shall be located in Earth
         City, Missouri, and the Administrative Office of the Corporation shall be located in Morristown, New Jersey."

     (4) The number of shares outstanding and entitled to vote on June 18, 1987 was 1,000,000 shares, of which 1,000,000 shares voted for the resolution amending the Articles of Incorporation and 0 shares voted against said resolution.

     IN WITNESS WHEREOF, this Certificate of Amendment is executed in triplicate by the Corporation by its Vice President and Counsel and Secretary this 26th day of June, 1987.


                      XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE COMPANY
                                      By:  /S/  RICHARD  G. MCCARTHY
                                          __________________________
                                           Vice  President  and  Counsel

                                  Attest:  /S/  ANTOINETTE C. BENTLEY
                                           __________________________
                                               Secretary









STATE  OF  NEW  JERSEY  )
                        )  SS
COUNTY  OF  MORRIS      )

     Now on this 26th day of June, 1987, before me personally appeared Richard
G. McCarthy and Antoinette C. Bentley, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, the Vice President and Counsel and Secretary of Xerox Financial Services Life Insurance Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true, and that they executed the same as their free act and deed and as the free act and deed of said Corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said Corporation, and that said instrument was signed and sealed by authority of the shareholders and Board of Directors of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  GENE  R.  LEHNHARDT
                               _____________________________
                                 Notary  Public

My  Commission  Expires:
GENE  R.  LEHNHARDT
NOTARY  PUBLIC  OF  NEW  JERSEY
My  Commission  Expires  Sept.  29,  1988

FILED  AND  ISSUED AUG  12,  1987
ROY  D.  BLUNT
Corporation  Dept.  SECRETARY  OF  STATE










                                STATE  OF  MISSOURI
ROY  D.  BLUNT            OFFICE  OF  SECRETARY  OF  STATE
SECRETARY  OF STATE          JEFFERSON CITY 65102                 314-751-4609
February 3, 1988

XEROX  LIFE
ADMINISTRATIVE  OFFICE
305  MADISON  AVENUE
MORRISTOWN,  NEW  JERSEY  07960

ATTN: ANTOINETTE C. BENTLEY


     RE:  XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY  (I00233744)

Dear  Corporation:

     This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from nine (9) to
ten  (10).    (Pursuant  to  Chapter  351.055(6)  and  351.085.2(4)  RSMo.)

                                          Very  Truly  Yours,

                                           ROY  D.  BLUNT
                                           Secretary  of  State

                                           Corporation  Division
                                           Amendment  Desk
FILED FEB 3,  1988
ROY  D.  BLUNT
SECRETARY  OF  STATE





                                         Xerox  Life
                                         A  XEROX  Financial  Services Company

                                          Administrative  Office
                                          305  Madison  Avenue
                                          Morristown,  New  Jersey  07960
                                          201-285-7000

                                           February  1,  1988

The  Secretary  of  State
State  of  Missouri
Jefferson  City,  Missouri  65101

     RE:  Xerox  Financial  Services  Life  Insurance  Company
         (the  "Corporation")
         __________________________________________________

Dear  Sir:

     In accordance with Section 351.085, subdivision (4), of the Missouri General and Business Corporation Law, this is to advise you that by Consent of the Board of Directors in Lieu of Meeting dated as of January 18, 1988, it was resolved that the number of directors of the Corporation be fixed at ten (10).

     Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter in the self-addressed envelope provided.

                                      Very  truly  yours,

                                      /S/  ANTOINETTE  C.  BENTLEY
                                      _____________________________
                                      Antoinette  C.  Bentley
                                           Secretary

ACB/grl
Enclosures


RECEIPT  ACKNOWLEDGED:

By___________________________

Date  ________________________











                              STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                            CORPORATION DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY, a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment, as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                  of  Missouri.    Done  at  the  City  of
                                  Jefferson, this 10th day of May 1988.


                                      /s/  ROY  D.  BLUNT
[SEAL]                                ________________________
                                        Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
FOUR THOUSAND TWENTY  DOLLARS-------------Dollars  $4,020.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744







                   STATE OF MISSOURI DIVISION OF INSURANCE
                      Department of Economic Development
                 P.O. Box 690, Jefferson City, MO 65102-0690

                     DIRECTOR'S CERTIFICATE OF AMENDMENT

     I, Lewis R. Crist, Director, Division of Insurance, Department of Economic Development, State of Missouri, do hereby certify that Xerox Financial Services Life Insurance Company, a corporation organized and operating under the insurance laws of the state of Missouri, has delivered to me and I have filed its Certificate of Amendment of its Articles of Incorporation as fully set forth and attached hereto.

     I further certify that I have examined the Certificate of Amendment of Articles of Incorporation and find that it conforms to law, that proceedings were regular, that the condition and the assets of the company justify the amendment and that same will not be prejudicial to the interests of the policyholders, all as provided by law.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office in Jefferson City, Missouri, this 5th day of May, 1988.

                                            /S/  LEWIS  R.  CRIST
                                            --------------------------
                                            LEWIS  R.  CRIST,  Director
                                            Division  of  Insurance
                                            Department  of  Economic
                                            Development
                                            State  of  Missouri
[DIVISION  OF  INSURANCE]









                           CERTIFICATE OF AMENDMENT
                     OF THE ARTICLES OF INCORPORATION OF
               XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY

     The undersigned, Xerox Financial Services Life Insurance Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending its Articles of Incorporation, does hereby make and execute this Certificate of Amendment of the Articles of Incorporation.

     (1) The name of the Corporation is Xerox Financial Services Life Insurance Company.

     (2) The shareholders of the Corporation, by written consent in lieu of a meeting dated as of April 15, 1988, did unanimously adopt a resolution amending the Articles of Incorporation, as hereinafter set forth.

     (3) The Amendment to the Articles of Incorporation of said Corporation thus adopted are as follows:

     A.    Article  V  is  hereby  amended  to  read  as  follows:

              The aggregate number of shares of capital stock which the corporation shall have authority to issue is 5,000,000 shares, each of a par value of Two Dollars ($2.00) per share, amounting the aggregate to Ten Million Dollars ($10,000,000.00). Each share of stock shall be entitled to one vote except that in the annual election of directors each shareholder shall have the right of cumulative voting.

     (4) The number of shares outstanding and entitled to vote on April 15, 1988 was 1,000,000 shares, each of a par value of Two Dollars ($2.00) per share, of which 1,000,000 shares voted for the resolution amending the Articles of Incorporation and 0 shares voted against said resolution.

     IN WITNESS WHEREOF, this Certificate of Amendment is executed in triplicate by the Corporation by its Vice President and Counsel and Secretary this 2nd day of May, 1988.


                       XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                      By:  /S/  RICHARD  G.  MCCARTHY
                                          __________________________
                                           Vice  President  and  Counsel

                                  Attest:  /S/  ANTOINETTE  C. BENTLEY
                                           __________________________
                                               Secretary









STATE  OF  NEW  JERSEY  )
                        )  SS
COUNTY OF MORRIS        )

     Now  on  this 2nd day of May, 1988, before me personally appeared Richard
G. McCarthy and Antoinette C. Bentley, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, the Vice President and Counsel and Secretary of Xerox Financial Services Life Insurance Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true, and that they executed the same as their free act and deed and as the free act and deed of said Corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said Corporation, and that said instrument was signed and sealed by authority of the shareholders and Board of Directors of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  GENE  R.  LEHNHARDT
                               _____________________________
                                 Notary  Public

My  Commission  Expires:
GENE  R.  LEHNHARDT
NOTARY  PUBLIC  OF  NEW  JERSEY
My  Commission  Expires  Sept.  29,  1988

FILED  AND  ISSUED  MAY  10,  1988
ROY  D.  BLUNT
Corporation  Dept.  SECRETARY  OF  STATE








                                STATE  OF  MISSOURI
ROY  D.  BLUNT             OFFICE  OF  SECRETARY  OF  STATE
SECRETARY  OF STATE          JEFFERSON CITY 65102                 314-751-4609

June  21,  1988

XEROX  LIFE
ADMINISTRATIVE  OFFICE
305  MADISON  AVENUE
MORRISTOWN,  NEW  JERSEY  07960

ATTN:  VALERIE  J.  GASPARIK


     RE:  XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY  (I00233744)

Dear  Corporation:

     This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from ten (10) to eleven (11). (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

                                          Very  Truly  Yours,
                                           ROY  D.  BLUNT
                                           Secretary  of  State

                                           Corporation  Division
                                           Amendment  Desk
FILED  JUN  21,  1988
ROY  D.  BLUNT
SECRETARY  OF  STATE





                                         Xerox  Life
                                         A XEROX Financial Services Company

                                           Administrative  Office
                                           305  Madison  Avenue
                                           Morristown,  New  Jersey  07960
                                           201-285-7000

                                           June  15,  1988

The  Secretary  of  State
State  of  Missouri
Jefferson  City,  Missouri  65101

     RE:  Xerox  Financial  Services  Life  Insurance  Company
         (the  "Corporation")
         __________________________________________________

Dear  Sir:

     In accordance with Section 351.085, subdivision (4), of the Missouri General and Business Corporation Law, this is to advise you that by Consent of the Board of Directors in Lieu of Annual Meeting dated as of May 25, 1988, it was resolved that the number of directors of the Corporation be fixed at eleven (11).

     Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter in the self-addressed envelope provided.

                                      Very  truly  yours,

                                      /S/  VALERIE  J.  GASPARIK
                                      _____________________________
                                      Valerie  J.  Gasparik
                                      Assistant  Secretary

VJG/grl
Enclosures


cc:  A.C.  Bentley

RECEIPT  ACKNOWLEDGED:

By___________________________

Date  ________________________



RECEIVED JUN 21, 1988
ROY D. BLUNT
CORPORATION DEPT. SECRETARY OF STATE





                                STATE  OF  MISSOURI
ROY  D.  BLUNT           OFFICE  OF  SECRETARY  OF  STATE
SECRETARY  OF STATE          JEFFERSON CITY 65102                 314-751-4609

September  14,  1988

XEROX  LIFE
ADMINISTRATIVE  OFFICE
305  MADISON  AVENUE
MORRISTOWN,  NEW  JERSEY  07960

ATTN:  VALERIE  J.  GASPARIK


     RE:  XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY  (I00233744)

Dear  Corporation:

     This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from eleven (11) to
ten  (10).    (Pursuant  to  Chapter  351.055(6)  and  351.085.2(4)  RSMo.)

                                          Very  Truly  Yours,

                                           ROY  D.  BLUNT
                                           Secretary  of  State

                                           Corporation  Division
                                           Amendment  Desk
FILED  SEPT  14,  1988
ROY  D.  BLUNT
SECRETARY  OF  STATE











                                          Xerox  Life
                                          A XEROX Financial Services Company

                                          Administrative  Office
                                          305  Madison  Avenue
                                          Morristown,  New  Jersey  07960
                                          201-285-7000

                                          September  9,  1988

The  Secretary  of  State
State  of  Missouri
Jefferson  City,  Missouri  65101

     RE:  Xerox  Financial  Services  Life  Insurance  Company
         (the  "Corporation")
         __________________________________________________

Dear  Sir:

     In accordance with Section 351.085, subdivision (4), of the Missouri General and Business Corporation Law, this is to advise you that by Consent of the Board of Directors in Lieu of Meeting dated as of August 24, 1988, it was resolved that the number of directors of the Corporation be fixed at ten (10).

     Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter in the self-addressed envelope provided.

                                      Very  truly  yours,

                                      /S/  VALERIE  J.  GASPARIK
                                      _____________________________
                                       Valerie  J.  Gasparik
                                       Assistant  Secretary

VJG/grl
Enclosures

cc:  A.C.  Bentley

RECEIPT  ACKNOWLEDGED:

By___________________________

Date  ________________________





                                STATE  OF  MISSOURI
ROY  D.  BLUNT           OFFICE  OF  SECRETARY  OF  STATE
SECRETARY  OF STATE          JEFFERSON CITY 65102                 314-751-4609

October  23,  1989

CRUM  &  FOSTER
211  MT.  AIRY  ROAD
BASKING  RIDGE,  NEW  JERSEY  07920

ATTN:  VALERIE  J.  GASPARIK


     RE:  XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY  (I00233744)

Dear  Corporation:

     This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from ten (10) to eleven (11). (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

                                          Very  Truly  Yours,

                                           ROY  D.  BLUNT
                                           Secretary  of  State

                                           Corporation  Division
                                           Amendment  Desk
FILED  OCT  23,  1989
ROY  D.  BLUNT
SECRETARY  OF  STATE





                                        Crum  &  Foster  Corporation
                                        A  XEROX  Financial  Services Company

                                         211  Mt.  Airy  Road
                                         Basking Ridge, New Jersey 07920
                                         201-204-3500

                                         October  20,  1989

The  Secretary  of  State
State  of  Missouri
Jefferson  City,  Missouri  65101

     RE:  Xerox  Financial  Services  Life  Insurance  Company
         (the  "Corporation")
         __________________________________________________

Dear  Sir:

     In accordance with Section 351.085, subdivision (4), of the Missouri General and Business Corporation Law, this is to advise you that by Consent of the Board of Directors in Lieu of Meeting dated as of September 29, 1989, it was resolved that the number of directors of the Corporation be fixed at eleven (11).

     Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter in the self-addressed envelope provided.

                                      Very  truly  yours,

                                      /S/  VALERIE  J.  GASPARIK
                                      _____________________________
                                      Valerie  J.  Gasparik
                                      Assistant  Secretary

VJG/grl
Enclosures

cc:  A.  C.  Bentley

RECEIPT  ACKNOWLEDGED:

By___________________________

Date  ________________________





                              STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                              CORPORATION DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY, a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment, as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                  of  Missouri.    Done  at  the  City  of
                                  Jefferson, this 30th day of  January,  1990.

                                      /s/  ROY  D.  BLUNT
[SEAL]                               ________________________
                                        Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
TWENTY  DOLLARS-------------Dollars  $20.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744













                              STATE OF MISSOURI
                            DIVISION OF INSURANCE
                      Department of Economic Development
                 P.O. Box 690, Jefferson City, MO 65102-0690

                     DIRECTOR'S CERTIFICATE OF AMENDMENT

     I, Lewis E. Melahn, Director, Division of Insurance, Department of Economic Development, State of Missouri, do hereby certify that Xerox Financial Services Life Insurance Company, a corporation, organized and existing under the insurance laws of the State of Missouri, has delivered to me and I have filed its Certificate of Amendment of Articles of Incorporation as more fully set forth in the Certificate of Amendment of Articles of Incorporation as attached hereto.

     I further certify that I have examined the Certificate of Amendment of Articles of Incorporation and find it conforms to law; that the proceedings were regular; that the condition and the assets of the company justify the amendment and that same will not be prejudicial to the interests of the policyholders, all as provided by law.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office in Jefferson City, Missouri, this 2nd day of January, 1990.

                                            /S/  LEWIS  E.  MELAHN
                                            --------------------------
                                            LEWIS  E.  MELAHN,  Director
                                            Division  of  Insurance
                                            Department  of  Economic
                                            Development
                                            State  of  Missouri
[DIVISION  OF  INSURANCE]


                           CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION
              OF XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY

     The undersigned, Xerox Financial Services Life Insurance Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending its Articles of Incorporation, does hereby make and execute this Certificate of Amendment of the Articles of Incorporation.

     (1) The name of the Corporation is Xerox Financial Services Life Insurance Company.

     (2) The shareholders of the Corporation, by written consent in lieu of a meeting dated as December 21, 1989, did unanimously adopt a resolution amending the Articles of Incorporation, as hereinafter set forth.

     (3) The Amendment to the Articles of Incorporation of said Corporation thus adopted are as follows:

     A.    Article II  is  hereby  amended  to  read  as  follows:

                "The principal office of the Corporation shall be located in Hazelwood, Missouri, and the Administrative Office of the Corporation shall be located in Lisle, Illinois."

     (4) The number of shares outstanding and entitled to vote on December 21, 1989 was 1,765,000 shares, of which 1,765,000 shares voted for the resolution amending the Articles of Incorporation and 0 shares voted against said resolution.

                          XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY

                                            By:  /S/  CHARLES  S.  ERNST
                                                __________________________
                                                Vice  President  and  Counsel

                                         Attest:  /S/  VALERIE  J.  GASPARIK
                                                  __________________________
                                                  Assistant    Secretary







STATE  OF  NEW  JERSEY  )
                        )  SS
COUNTY  OF  SOMERSET    )

     Now on this 22nd day of December, 1989, before me personally appeared Charles S. Ernst and Valerie J. Gasparik, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, the Vice President and Counsel and Assistant Secretary of Xerox Financial Services Life Insurance Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true, and that they executed the same as their free act and deed and as the free act and deed of said Corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said Corporation, and that said instrument was signed and sealed by authority of the shareholders of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  JACQUELINE  G.  SCHMIDT
                               _____________________________
                                 Notary  Public

My  Commission  Expires:
JACQUELINE  G.  SCHMIDT
NOTARY  PUBLIC  OF  NEW  JERSEY
My  Commission  Expires  Oct.  12,  1994
FILED  AND CERTIFICATE ISSUED  January 30, 1990

ROY  D.  BLUNT
Corporation  Dept.  SECRETARY  OF  STATE






                                STATE  OF  MISSOURI
ROY  D.  BLUNT          OFFICE  OF  SECRETARY  OF  STATE
SECRETARY  OF STATE          JEFFERSON CITY 65102                 314-751-4609

June  12,  1990

XEROX  LIFE
DEAN  H.  GOOSSEN
1001  WARRENVILLE  RD.
LISLE,  ILLINOIS  60532

     RE:  XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY  (I00233744)

Dear  Corporation:

     This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from eleven (11) to
ten  (10).    (Pursuant  to  Chapter  351.055(6)  and  351.085.2(4)  RSMo.)

                                          Very  Truly  Yours,

                                           ROY  D.  BLUNT
                                           Secretary  of  State

                                           Corporation  Division
                                           Amendment  Desk
FILED  JUN  12,  1990
ROY  D.  BLUNT
SECRETARY  OF  STATE




                                            Xerox  Life
                                            A XEROX Financial Services Company

                                             1001  Warrenville  Rd.
                                             Lisle,  Illinois  60532
                                             Inside  Illinois:  call collect
                                             708-719-6207

                                           June  1,  1990

The  Secretary  of  State
State  of  Missouri
Jefferson  City,  Missouri  65101

     RE:  Xerox  Financial Services Life Insurance Company (the "Corporation")
         ___________________________________________________________________

Dear  Sir:

     In accordance with Section 351.085, subdivision (4), of the Missouri General and Business Corporation Law, this is to advise you that by Consent of the Board of Directors in Lieu of Annual Meeting dated as of May 4, 1990, it was resolved that the number of directors of the Corporation be fixed at ten (10).

     Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter in the self-addressed, stamped envelope provided.

                                    Very  truly  yours,

                                    /S/  DEAN  H.  GOOSSEN
                                    _____________________________
                                    Dean  H.  Goossen
                         Vice President, General Counsel & Secretary

DHG/cv
Enclosures


RECEIPT  ACKNOWLEDGED:

By___________________________

Date  ________________________









                              STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                              CORPORATION DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY, a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                  of  Missouri.    Done  at  the  City  of
                                  Jefferson, this 4th  day  of  March,  1991.

                                      /s/  ROY  D.  BLUNT
[SEAL]                                ________________________
                                        Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
TWENTY  DOLLARS-------------Dollars  $20.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744

                     CERTIFICATE OF AMENDMENT OF ARTICLES
                        (to be executed in triplicate)

We, the undersigned president or vice president and secretary or assistant secretary, on our oaths swear and certify to the truth of the following statements:

(1) NAME OF THE INSURANCE COMPANY: XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY. IF THE NAME OF THE INSURANCE COMPANY CHANGED AS A RESULT OF THIS AMENDMENT, THE NAME OF THE INSURANCE COMPANY IMMEDIATELY BEFORE THIS AMENDMENT WAS______________.

(2) THE DATE OF THE ADOPTION OF THE AMENDMENT BY THE SHAREHOLDERS, MEMBERS OR OTHER GROUP OF PERSON ENTITLED TO VOTE ON THE AMENDMENT: December 19, 1990.

(3)  THE  AMENDMENT  ADOPTED  (attach  additional  pages  if  necessary):

      A.    Article  II  is  hereby  amended  to  read  as  follows:

           "The principal office of the Corporation shall be located in St. Louis, Missouri, and the Administrative Office of the
           Corporation  shall  be  located  in  Lisle,  Illinois."

(4) THE NUMBER OF SHARES, MEMBERS, OR OTHER GROUP OF PERSONS ENTITLED TO VOTE, OR IF A MUTUAL, THE NUMBER OF THE MEMBERS PRESENT EITHER IN PERSON OR BY PROXY ENTITLED TO VOTE: 2,512,100.

(5) THE NUMBER OF SHARES, MEMBERS, OR OTHER GROUP OF PERSONS THAT VOTED FOR AND AGAINST SAID AMENDMENT RESPECTIVELY: For: 2,512,100 Against: 0

(6) IF THE AMENDMENT EFFECTS A CHANGE IN THE NUMBER OR PAR VALUE OF AUTHORIZED SHARES, THEN A STATEMENT SHOWING THE NUMBER OF SHARES AND PAR VALUE THEREOF PREVIOUSLY AUTHORIZED: __________________________

                                          /s/  STEPHEN  P.  CLARK
                                          ___________________________
                                          Executive  Vice  President

PLACE  CORPORATE  SEAL  HERE
(If  no  corporate  seal,  state  "none".)
                                          /s/  DEAN  H.  GOOSSEN
                                          ____________________________
                                           Secretary
State  of  Illinois
County  of  Dupage

Subscribed  and  sworn  to  before  me  this  6th  day  of  February  1991.

"OFFICIAL  SEAL"
CATHERINE  A.  VRONA                                    /S/ CATHERINE A. VRONA
NOTARY  PUBLIC  STATE OF ILLINOIS             ________________________________
MY  COMMISSION  EXPIRES  1/4/92                                  NOTARY PUBLIC

                                           My  Commission  expires  1/4/92.


____________________________________________________________________________ _
            CERTIFICATE OF AMENDMENT OF THE DIRECTOR OF INSURANCE
    (This certificate may be filled out only by the Director of Insurance)

I certify that I have examined the above Certificate of Amendment of Articles as executed by the insurance company and find that it conforms to law, that the proceedings were regular, that the condition and the assets of the company justify the amendment, and that the same will not be prejudicial to the interests of the policyholders, all as provided by law.

So  Certified,  Signed,  and  Official  Seal  Affixed  on  this date: 2-13-91.

                                            /s/  LEWIS  E.  MELAHN
                                            ____________________________
                                            LEWIS  E.  MELAHN
                                            Director  of  Insurance
                                            State  of  Missouri




                           CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION
              OF XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY

     The undersigned, Xerox Financial Services Life Insurance Company, a Missouri insurance corporation (hereinafter called the "Corporation"), for the purpose of amending its Articles of Incorporation, does hereby make and execute this Certificate of Amendment of the Articles of Incorporation.

     (1) The name of the Corporation is Xerox Financial Services Life Insurance Company.

     (2) The shareholders of the Corporation, by written consent in lieu of a meeting dated as of December 19, 1990, did unanimously adopt a resolution amending the Articles of Incorporation, as hereinafter set forth.

     (3) The Amendment of the Articles of Incorporation of said Corporation thus adopted are as follows:

     A.    Article  II  is  hereby  amended  to  read  as  follows:

                "The principal office of the Corporation shall be located in St. Louis, Missouri, and the Administrative Office of the
                Corporation  shall  be  located  in  Lisle,  Illinois."

     (4) The number of shares outstanding and entitled to vote on December 1, 1990 was 2,512,000 shares, of which 2,512,000 shares voted for the resolution amending the Articles of Incorporation and 0 shares voted against said resolution.


                             XEROX  FINANCIAL SERVICES LIFE INSURANCE COMPANY

                                            By:  /S/  STEPHEN  P.  CLARK
                                                __________________________
                                                  Stephen  P.  Clark
                                                Executive  Vice  President
                                                &  Chief  Financial  Officer

                                              Attest:  /S/  DEAN  H.  GOOSSEN
                                                  __________________________
                                                     Dean  H.  Goossen
                                            Vice  President,  General Counsel
                                                      &  Secretary







STATE  OF  ILLINOIS      )
                         )  SS
COUNTY OF  DUPAGE        )

     Now  on  this  18th  day  of January, 1991, before me personally appeared
Stephen P. Clark and Dean H. Goossen, to me known to be the persons who executed the foregoing instrument and to me known to be, respectively, the Executive Vice President and Chief Financial Officer and the Vice President, General Counsel and Secretary of Xerox Financial Services Life Insurance Company, and being first duly sworn upon their oaths each did say that the statements and matters set forth therein are true and that they executed the same as their free act and deed and as the free act and deed of said Corporation for the purposes set forth therein, and that the seal affixed is the corporate seal of said Corporation, and that said instrument was signed and sealed by authority of the shareholders of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                /S/  CATHERINE  A.  VRONA
                               _____________________________
                                 Notary  Public

"OFFICIAL  SEAL"
CATHERINE  A.  VRONA
NOTARY  PUBLIC  STATE  OF  ILLINOIS
MY  COMMISSION  EXPIRES  1/4/92
FILED AND CERTIFICATE ISSUED  MAR  4,  1991
ROY  D.  BLUNT
Corporation  Dept.  SECRETARY  OF  STATE







             STATE OF MISSOURI . . . Office of Secretary of State

                       Roy D. Blunt, Secretary of State

         STATEMENT OF CHANGE OF REGISTERED AGENT OR REGISTERED OFFICE

                                 INSTRUCTIONS
     The  filing  fee  for  this  change  is  $5.00.
     Change  must  be  filed  in  DUPLICATE.
     The registered office may be, but need not be, the same as the place of business of the corporation or limited partnership, but the registered office and the business address of the agent must be the same. The corporation or limited partnership cannot act as its own registered agent.

     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. Forms are available upon request.

                                                         Charter No. I00233744


     The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1. The name of the corporation/ltd. partnership is: XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY.

2.  The name of its registered agent before this change is: VERNE E. PURVINES.

3.  The  name  of  the  new  registered  agent  is:  THOMAS  R.  DRUMMOND.

4. The address, including street number, if any, of its registered office before this change is: 10534 Natural Bridge Road, St. Louis, Missouri 63134.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 77 Westport Plaza, Suite 351, St. Louis, Missouri 63146.

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

     IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER of the limited partnership, and attested to by the assistant secretary of a corporation on the 31st day of May, 1991.

                              XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                ______________________________________________
                                Name  of  corporation  or  limited partnership
(Corporate  Seal)                         By  /s/    STEPHEN P. CLARK
                                       ________________________________
                                 Executive Vice  President  of  Corporation
                                                  or
If no seal, state "none"                General Partner of limited partnership

Attest:  /s/  DEAN  H.  GOOSSEN
       __________________________
       Secretary  of  Corporation

STATE  OF  ILLINOIS       )
COUNTY  OF  DUPAGE        )  ss.

     I, Catherine Vrona, a Notary Public, do hereby certify that on the 31st day of May, 1991, personally appeared before me Stephen P. Clark who declares he is the Executive Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial  Seal)                                 /S/  CATHERINE A. VRONA
                                                __________________________
                                                       NOTARY  PUBLIC

                                               My  Commission  expires 1/4/92
"OFFICIAL  SEAL"
CATHERINE  A.  VRONA
NOTARY  PUBLIC  STATE  OF  ILLINOIS
MY  COMMISSION  EXPIRES  1/4/92.

FILED  JUN  3,  1991

SECRETARY  OF  STATE
P.O.  BOX  778
JEFFERSON  CITY,  MO  65102






                              STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                              CORPORATION DIVISION

[SEAL  OF  THE  SECRETARY  OF  STATE  MISSOURI]

                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY, a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment, as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                  IN  TESTIMONY  WHEREOF,  I  hereunto  set my
                                  hand  and  affix the GREAT SEAL of the State
                                   of  Missouri.    Done  at  the  City  of
                                  Jefferson, this 2nd day of December,  1991.

                                          /s/  ROY  D.  BLUNT
[SEAL]                                   ________________________
                                          Secretary  of  State


RECEIVED  OF:    XEROX  FINANCIAL  SERVICES  LIFE  INSURANCE  COMPANY
TWENTY  DOLLARS-------------Dollars  $20.00
For  Credit  of General Revenue Fund, on Account of Incorporation Tax and Fee.

No.  I00233744





                     CERTIFICATE OF AMENDMENT OF ARTICLES
                        (to be executed in triplicate)

We, the undersigned president or vice president and secretary or assistant secretary, on our oaths swear and certify to the truth of the following statements:

(1) NAME OF THE CORPORATION: XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY. IF THE NAME OF THE INSURANCE COMPANY CHANGED AS A RESULT OF THIS AMENDMENT, THE NAME OF THE INSURANCE COMPANY IMMEDIATELY BEFORE THIS AMENDMENT WAS ________________________________________________________________________.

(2) THE DATE OF THE ADOPTION OF THE AMENDMENT BY THE SHAREHOLDERS, MEMBERS OR OTHER GROUP OF PERSONS ENTITLED TO VOTE ON THE AMENDMENT: October 15, 1991.

(3)  The  Amendment  adopted  (attach  additional  pages  if  necessary):

     Article  II  is  hereby  amended  to  read  as  follows:

             "The principal office of the Corporation shall be located in Jefferson City, Missouri, and the Administrative Office of the Corporation shall be located in Oakbrook Terrace, Illinois."

(4) THE NUMBER OF SHARES, MEMBERS, OR OTHER GROUP OF PERSONS ENTITLED TO VOTE, OR IF A MUTUAL, THE NUMBER OF THE MEMBERS PRESENT EITHER IN PERSON OR BY PROXY ENTITLED TO VOTE: 2,696,100.

(5) THE NUMBER OF SHARES, MEMBERS OR OTHER GROUP OF PERSONS THAT VOTED FOR AND
AGAINST  SAID  AMENDMENT  RESPECTIVELY:  For:  2,696,100      Against:  0

(6) IF THE AMENDMENT EFFECTS A CHANGE IN THE NUMBER OR PAR VALUE OF AUTHORIZED SHARES, THEN A STATEMENT SHOWING THE NUMBER OF SHARES AND PAR VALUE THEREOF PREVIOUSLY AUTHORIZED: __________________________________________________.




                                            By:  /S/  STEPHEN  P.  CLARK
                                                __________________________
                                                Executive  Vice  President
PLACE  CORPORATE  SEAL  HERE
(If  no  corporate  seal,  state  "none".)
                                             /s/  LINDA  S.  MACARZEAL
                                                  __________________________
                                                    Assistant  Secretary

State  of  ILLINOIS
County  of  DUPAGE

Subscribed  and  sworn  to  before  me  this  31st  day  of  October,  1991.

"OFFICIAL  SEAL"
SUSAN  MARIE  GASKILL
NOTARY  PUBLIC  STATE  OF  ILLINOIS
MY  COMMISSION  EXPIRES  5/16/93            /S/ SUSAN MARIE GASKILL
                                            ____________________________
                                                   NOTARY  PUBLIC

                                          My  Commission  expires  5/16/93.
______________________________________________________________________________
            CERTIFICATE OF AMENDMENT OF THE DIRECTOR OF INSURANCE
    (This certificate may be filled out only by the Director of Insurance)

I certify that I have examined the above Certificate of Amendment of Articles as executed by the insurance company and find that it conforms to law, that the proceedings were regular, that the condition and the assets of the company justify the amendment, and that the same will not be prejudicial to the interests of the policyholders, all as provided by law.

So  Certified,  Signed,  and  Official  Seal  Affixed  on  this date: 11/8/91.

                                           /S/  LEWIS  E.  MELAHN
                                           _____________________________
                                           LEWIS  E.  MELAHN
                                           Director  of  Insurance
                                           State  of  Missouri







                              STATE OF MISSOURI

                  Rebecca McDowell Cook, Secretary of State
                    P.O. Box 778, Jefferson City, MO 65102

                              Corporation Division

         Statement of Change of Registered Agent or Registered Office

                                 INSTRUCTIONS
1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.
2.    P.O.  Box may only be used in conjunction with Street, Route or Highway.
3.    Agent  and  address  must  be  in  the  State  of  Missouri.
4. If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president's or vice president's signature must be notarized.
5. If limited partnership, general partner must sign and have their signature notarized.

                                                          Charter No. I-233744


The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1.    The  name  of the corporation is Xerox Financial Services Life Insurance
Company.

2.  The name of its registered agent before this change is Thomas R. Drummond.

3.    The  name  of  the  new  registered  agent  is  Nick  Monaco.

4. The address, including street number, if any, of its registered office before this change is 77 Westport Plaza, Suite 351, St. Louis Missouri 63146.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 237 E. High Street, Jefferson City, Missouri 65101.

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary of a corporation on the 8th day of May, 1995.

                              XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY
                               _______________________________________________
                                 Name  of  corporation  or limited partnership

(Corporate  Seal)                        By  /s/    J. ROBERT HOPSON
                                       ________________________________
                               President  or  Vice  President  of corporation
If  no  seal,  state  "none"     or General  Partner  of limited partnership

Attest:  /s/  JEFFERY  K.  HOELZEL
       ________________________________
        Secretary  or  Assistant  Secretary
              of  corporation

STATE  OF  ILLINOIS       )
COUNTY  OF  DUPAGE        )  ss.

     I, Dolores K. Delgado, a Notary Public, do hereby certify that on the 8th day of May, 1995, personally appeared before me J. Robert Hopson who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial  Seal)                                        /S/ DOLORES K. DELGADO
                                                __________________________
                                                       NOTARY  PUBLIC

                                               My  Commission  expires 3/9/96.
"OFFICIAL  SEAL"
DOLORES  K.  DELGADO
NOTARY  PUBLIC  STATE  OF  ILLINOIS
MY  COMMISSION  EXPIRES  3/9/96








                              STATE OF MISSOURI
                  Rebecca McDowell Cook, Secretary of State

                              CORPORATION DIVISION

                           Certificate of Amendment

I, REBECCA MCDOWELL COOK, Secretary of State of the State of Missouri, do hereby certify that COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY (FORMERLY XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY), a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said
Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                            IN TESTIMONY WHEREOF, I have hereunto set my hand and imprinted the GREAT SEAL of the State of Missouri, on this, the 22nd day of June, 1995.

                                      /s/  REBECCA  MCDOWELL  COOK
[SEAL]                                ______________________________
                                        Secretary  of  State


$25.00






                     CERTIFICATE OF AMENDMENT OF ARTICLES
                        (to be executed in triplicate)

We, the undersigned, president or vice president and secretary or assistant secretary, on our oaths swear and certify to the truth of the following statements:

(1) NAME OF THE CORPORATION: COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY. IF THE NAME OF THE INSURANCE COMPANY CHANGED AS A RESULT OF THIS AMENDMENT,
THE NAME OF THE INSURANCE COMPANY IMMEDIATELY BEFORE THIS AMENDMENT WAS XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY.

(2) THE DATE OF THE ADOPTION OF THE AMENDMENT BY THE SHAREHOLDERS, MEMBERS OR OTHER GROUP OF PERSONS ENTITLED TO VOTE ON THE AMENDMENT: JUNE 1, 1995.

(3) The Amendment adopted (attache additional pages if necessary): PLEASE SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN.

(4) THE NUMBER OF SHARES, MEMBERS, OR OTHER GROUP OF PERSONS ENTITLED TO VOTE, OR IF A MUTUAL, THE NUMBER OF THE MEMBERS PRESENT EITHER IN PERSON OR BY PROXY ENTITLED TO VOTE: 2,899,446 shares of Common Stock.

(5) THE NUMBER OF SHARES, MEMBERS OR OTHER GROUP OF PERSONS THAT VOTED FOR AND
AGAINST  SAID  AMENDMENT  RESPECTIVELY:  For:  2,899,446      Against:  0

(6) IF THE AMENDMENT EFFECTS A CHANGE IN THE NUMBER OR PAR VALUE OF AUTHORIZED SHARES, THEN A STATEMENT SHOWING THE NUMBER OF SHARES AND PAR VALUE THEREOF PREVIOUSLY AUTHORIZED: N/A.




                                            By:  /S/  WILLIAM  L.  MAXI
                                                __________________________
                                                President  or  Vice  President
PLACE  CORPORATE  SEAL  HERE
(If  no  corporate  seal,  state  "none".)
                                             /s/  JEFFERY  K.  HOELZEL
                                                  __________________________
                                              Secretary or Assistant Secretary

State  of  ILLINOIS
County  of  DUPAGE

Subscribed  and  sworn  to  before  me  this  2nd  day  of  June,  1995.

"OFFICIAL  SEAL"
DOLORES  K.  DELGADO
NOTARY  PUBLIC  STATE  OF  ILLINOIS
MY  COMMISSION  EXPIRES  3/9/96.             /S/ DOLORES K. DELGADO
                                            ____________________________
                                                   NOTARY  PUBLIC

                                          My  Commission  expires  3/9/96.
______________________________________________________________________________
            CERTIFICATE OF AMENDMENT OF THE DIRECTOR OF INSURANCE
    (This certificate may be filled out only by the Director of Insurance)

I certify that I have examined the above Certificate of Amendment of Articles as executed by the insurance company and find that it conforms to law, that the proceedings were regular, that the condition and the assets of the company justify the amendment, and that the same will not be prejudicial to the interests of the policyholders, all as provided by law.

So  Certified,  Signed,  and  Official  Seal  Affixed  on  this date: 6/22/95.

                                           /S/  JAY  ANGOFF
                                           _____________________________
                                           JAY  ANGOFF
                                           Director  of  Insurance
                                           State  of  Missouri





                                                                  EXHIBIT  A

           CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY,
                              FORMERLY KNOWN AS
               XEROX FINANCIAL SERVICES LIFE INSURANCE COMPANY


1.    Article  I  is  hereby  amended  to  read  in  its  entirety as follows:

             The name of this corporation is Cova Financial Services Life Insurance Company.

2.    Article  II  is  hereby  amended  to  read  in  its entirety as follows:

             The principal office of the Corporation shall be located in St. Louis, Missouri, and the Administrative Office of the
             Corporation  shall  be  located  in  Oakbrook Terrace, Illinois.